NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

Supplement Dated November 13, 2001

to Prospectus Dated October 1, 2001

This Supplement supersedes any previous supplements.

The Board of Directors (the "Board") of North American Funds Variable Product Series I ("NAFV I") took the actions described below at a meeting held on October 22-23, 2001.

  The Board approved an investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and WM Advisors, Inc. ("WM") on behalf of the North American Core Equity Fund (the "Core Equity Fund"). The sub-advisory agreement will become effective on or about January 1, 2002. Under the new sub-advisory agreement, WM will manage approximately 50% of the assets and the current investment sub-adviser, Wellington Management Company, LLP ("Wellington"), will manage approximately 50% of the assets. The advisory fees paid by the Core Equity Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  WM has been in the business of investment management since 1944 and currently advises more than $8.5 billion in assets. WM is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

  The Board approved changing the name of NAFV I to "VALIC Company I" effective January 1, 2002. The Board also approved the following name changes to be effective January 1, 2002:

Old Name	New Name
North American - AG Asset Allocation Fund	Asset Allocation Fund
North American - AG Capital Conservation Fund	Capital Conservation Fund
North American - AG Government Securities Fund	Government Securities Fund
North American - AG Growth & Income Fund	Growth & Income Fund
North American - AG International Equities Fund	International Equities Fund
North American - AG International Government Bond Fund	International Government Bond Fund
North American - AG MidCap Index Fund	Mid Cap Index Fund
North American - AG 1 Money Market Fund	Money Market I Fund
North American - AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
North American - AG Small Cap Index Fund	Small Cap Index Fund
North American - AG Social Awareness Fund	Social Awareness Fund
North American - AG Stock Index Fund	Stock Index Fund
North American Core Equity Fund	Core Equity Fund
North American - American Century Income & Growth Fund	Income & Growth Fund
North American - American Century International Growth Fund	International Growth I Fund
North American - Founders Large Cap Growth Fund	Large Cap Growth Fund
North American - Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
North American - Putnam Opportunities Fund	Opportunities Fund
North American - T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
North American - T. Rowe Price Health Sciences Fund	Health Sciences Fund
North American - T. Rowe Price Science & Technology Fund	Science & Technology Fund

  With respect to the North American - AG 1 Money Market Fund (the "Money Market Fund"), the Board also approved a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to become effective on or about January 1, 2002, subject to shareholder approval. SAAMCo is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The sub-advisory fees payable to SAAMCo will be borne by VALIC and not the Money Market Fund, and will not result in increased costs to shareholders of the Money Market Fund. The new sub-advisory agreement with SAAMCo will be submitted for approval by shareholders of the Money Market Fund at a Special Meeting to be held December 28, 2001.

  With respect to the North American - AG Nasdaq-100(r) Index Fund, the Board approved the termination of an investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") effective December 31, 2001. With respect to the following ten (10) series of NAFV I (the "Series Funds"), the Board approved a new investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") to take effect on or about January 1, 2002, subject to shareholder approval:

  North American-AG Asset Allocation Fund

  North American-Capital Conservation Fund

  North American-Government Securities Fund

  North American-International Equities Fund

  North American-International Government Bond Fund

  North American-MidCap Index Fund

  North American-AG Nasdaq-100(r) Index Fund

  North American-AG Small Cap Index Fund

  North American-Social Awareness Fund

  North American-AG Stock Index Fund

  AIGGIC is an indirect wholly-owned subsidiary of AIG and is an affiliate of VALIC. The sub-advisory fees payable to AIGGIC will be borne by VALIC and not the respective Series Funds, and will not result in increased costs to shareholders of the Series Funds. The new sub-advisory agreement with AIGGIC will be submitted for approval by shareholders at a Special Meeting to be held December 28, 2001.

  With respect to all series of NAFV I, the Board approved the amendment of fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental under the Investment Company Act of 1940 (the "1940 Act"); and (b) to standardize the language of those restrictions that are still required to be fundamental under the 1940 Act. These changes will not in any way alter the manner in which the series are managed; they are intended only to add flexibility as allowed under the law. The shareholders will be asked to approve these changes at a Special Meeting to be held December 28, 2001.

Other Prospectus Changes:

Page 48, Founders Asset Management LLC ("Founders")

John B. Jares has been appointed portfolio manager of the North American-Founders Large Cap Growth Fund. Thomas M. Arrington and Scott A. Chapman are no longer associated with Founders. Therefore, the paragraphs on page 48 regarding Messrs. Arrington and Chapman should be replaced with the following:

North American-Founders Large Cap Growth Fund is managed by John B. Jares, Vice President of Investments at Founders. Mr. Jares is a Chartered Financial Analyst who has been the portfolio manager of the retail Dreyfus Founders Growth Fund since November 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a co-portfolio manager and large-cap equity analyst at Founders from 1994 to 1997.

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VER 11/01